77Q1(a)

Amendment No. 12 of the Amended and Restated Agreement and Declaration of Trust, dated April 30, 2014 (filed electronically as Exhibit (a)(13) to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on July 25, 2014, File No. 33-65170 and incorporated herein by reference).